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                                                                    EXHIBIT 10.3
                               EXCHANGE AGREEMENT


         THIS AGREEMENT made as of this 8th day of February, 2005, by and between GARTH LLC, a corporation organized under the laws of the Cayman Islands ("Holder"), and TECHNEST HOLDINGS, INC., a Nevada corporation ("THNS" or the "Company").

         The following terms shall have the specified definitions, unless the context otherwise requires:

         "Common Stock" shall mean the common stock of THNS, $0.001 par value per share.

                                 R E C I T A L S

         A. The Holder is the owner of good and marketable title to various Promissory Notes issued by THNS (the "Securities"), free and clear of all liens, pledges and encumbrances as listed in Exhibit A hereto.

         B. THNS is currently in default on the Securities and has no means to repay the principal and accrued interest on those Securities, and wishes to cure such default. As of December 31, 2004, outstanding principal plus interest on the Securities amounts to $74,325.00.

         C. In consideration of the Holder's agreement to surrender to THNS for retirement the Securities, and for additional funding to THNS in the amount of $25,000 ($6,500 of which has already been funded to the Company) THNS agrees to issue Series A Preferred Stock to Holder, convertible into shares of Common Stock at par value representing (a) the outstanding principal amount of the Securities plus interest and (b) the additional $25,000 funding.


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         NOW, THEREFORE, for and in consideration of the premises and the mutual agreement contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. On the Closing Date (as defined below), the Holder agrees to transfer to THNS (a) the Securities, (b) $18,500 in cash.

         2. In consideration therefore, THNS agrees to issue to the Holder
99.325 shares of Series A Preferred Stock, convertible into 99,325,000 shares of Common Stock at par value, as evidenced by a separate securities purchase agreement between the parties of even date.

         3. [Intentionally Omitted]

         4. CLOSING DATE. Subject to the satisfaction (or waiver) of the conditions thereto set forth in Section 9 and Section 10 below, the date and time of the Exchange pursuant to this Agreement (the "Closing Date") shall be 12:00 noon Eastern Standard Time on January 31, 2005 or such other mutually agreed upon time.

         5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Holder that:

         (a) The Company has the corporate power and authority to enter into this Agreement, and to perform its obligations hereunder. The execution and delivery by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company and constitutes valid and binding obligations of the Company enforceable against it in accordance with its terms, subject to the effects of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and to the application of equitable principles in any proceeding (legal or equitable).

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                  (b) To the actual knowledge of the Company, the execution, delivery and performance by the Company of this Agreement, and the consummation of the transactions contemplated hereby, do not and will not breach or constitute a default under any applicable law or regulation or of any agreement, judgment, order, decree or other instrument binding on the Company which breach or default could reasonably by expected to have a material adverse effect on the Company taken as a whole.

                  (c) Other than as disclosed in the Company's reports or registration statements as filed with the Securities and Exchange Commission (the "SEC"), including the exhibits thereto (the "SEC Documents"), there is no pending, or to the actual knowledge of the Company, threatened, judicial, administrative or arbitral action, claim, suit, proceeding or investigation which might affect the validity or enforceability of this Agreement or which involves the Company and which if adversely determined, could reasonably be expected to have a material adverse effect on the Company.

                  (d) Except as disclosed in Schedule 5(d) hereto, to the actual knowledge of the Company, no consent or approval of, or exemption by, or filing with, any party or governmental or public body or authority is required in connection with the execution, delivery and performance under this Agreement or the taking of any action contemplated hereunder.

                  (e) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation.


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                  (f) The execution, delivery and performance of this Agreement by the Company, and the consummation of the transactions contemplated hereby, will not (i) violate any provision of the Company's Certificate of Incorporation or By-laws, (ii) violate, conflict with or result in the breach of any of the terms of, result in a material modification of the effect of, otherwise, give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any contract or other agreement to which the Company is a party or by or to which the Company or any of the Company's assets or properties may be bound or subject, (iii) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body by which the Company, or the assets or properties of the Company are bound, (iv) to the Company's actual knowledge, violate any statute, law or regulation.

         6. REPRESENTATIONS AND WARRANTIES OF THE HOLDER. The Holder hereby represents and warrants to the Company that:

                  (a) The Holder has the corporate power and authority to enter into this Agreement and to perform its obligations hereunder. The execution and delivery by the Holder of this Agreement, and the consummation by the Holder of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of the Holder. This Agreement has been duly executed and delivered by the Holder and constitutes valid and binding obligations of the Holder, enforceable against it in accordance with its terms, subject to the effects of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and to the application of equitable principles in any proceeding (legal or equitable).

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                  (b) The execution, delivery and performance by the Holder of this Agreement, and the consummation of the transactions contemplated hereby, do not and will not breach or constitute a default under any applicable law or regulation or of any agreement, judgment, order, decree or other instrument binding on the Holder.

                  (c) The Holder is a sophisticated investor (as described in Rule 506(b)(2)(ii) of Regulation D) and an accredited investor (as defined in Rule 501 of Regulation D), and the Holder has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Preferred Stock. The Holder acknowledges that an investment in the Preferred Stock is speculative and involves a high degree of risk.

                  (d) Holder has received all documents, records, books and other information pertaining to Holder's investment in the Company that have been requested by Holder.

                  (e) At no time was Holder presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising.

                  (f) Except as specifically set forth herein, Holder makes no representations or warranties any other matter.

                  (g) The Holder has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments relating to this Agreement or the transaction contemplated hereby.

                  (h) The Holder is the owner of good and marketable title to the Securities, free and clear of all liens, pledges and encumbrances.

         7.       GOVERNING LAW; MISCELLANEOUS

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                  (a) GOVERNING LAW; JURISDICTION. This Agreement shall be
deemed to be made in and in all respects shall be interpreted, construed and governed by and in accordance with New York law without regard to the conflict of law principles thereof, except that matters relating to the corporate governance of the Company shall be governed by Nevada law. The parties hereby irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the courts of the State of New York and of the United States of America located in the Borough of Manhattan (the "New York Courts") for any litigation arising out of or relating to this Agreement and the transactions contemplated by this Agreement (and agree not to commence any litigation relating thereto except in such New York Courts), waive any objection to the laying of venue of any such litigation in the New York Courts and agree not to plead or claim in any New York Court that such litigation brought therein has been brought in an inconvenient forum. Each party acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues, and therefore each party hereby irrevocably and unconditionally waives any right such party may have to a trial by jury in respect of any litigation directly or indirectly arising out of or relating to this Agreement, or the transactions contemplated by this Agreement.

                  (b) COUNTERPARTS. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties.

                  (c) HEADINGS. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

                  (d) SEVERABILITY. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.


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                  (e) ENTIRE AGREEMENT; AMENDMENTS. This Agreement and the
instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Holder make any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Holder.

                  (f) NOTICES. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier, overnight delivery service or by confirmed telecopy, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier, overnight delivery service or confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

         If to the Company:
                                    Mark Allen
                                    Technest Holdings, Inc.
                                    90 Grove Street
                                    Ridgefield CT 06877



         If to the Holder:
                                    Garth LLC
                                    Harbour House, 2nd Floor
                                    Waterfront Drive
                                    PO Box 972
                                    Road Town
                                    Tortola, British Virgin Islands

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         Each party shall provide notice to the other parties of any change in address.

                  (g) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company, nor the Holder shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other.

         8. FURTHER ASSURANCES. Each party shall do and perform or cause to be done and perform, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         9. CONDITIONS TO THE HOLDER'S OBLIGATION TO EXCHANGE. The obligation of the Holder to deliver the Securities to THNS on the Closing Date is subject to the satisfaction, at or before the Closing Date, of each of the following conditions thereto, provided that these conditions are for the Holder's sole benefit and may be waived by the Holder at any time in its sole discretion:

                  (a) THNS shall have executed this Agreement and the Securities Purchase Agreement of even date and delivered same to the Holder.

                  (b) The representations and warranties of THNS shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and THNS shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by THNS on or prior to the Closing Date.

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                  (c) THNS shall have delivered to the Holder the shares of
Series A Preferred Stock in accordance with the terms herein.

                  (d) No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

         10. CONDITIONS TO THNS's OBLIGATION TO EXCHANGE. The obligation of THNS hereunder to deliver the shares of Common Stock on the Closing Date is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for THNS's sole benefit and may be waived by THNS at any time in its sole discretion.

                  (a) The Holder shall have executed this Agreement and the Securities Purchase Agreement of even date and delivered same to THNS.

                  (b) The Holder shall have delivered to THNS the Securities in accordance with the terms herein.

                  (c) The representations and warranties of the Holder shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at such time (except for representations and


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warranties that speak as of a specific date) and the Holder shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Holder on or prior to the Closing Date.

                  (d) No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                            TECHNEST HOLDINGS, INC.


                                            By: ________________________________
                                            Name:
                                            Title:

                                            GARTH LLC


                                            By: ________________________________
                                            Name: ______________________________
                                            Title: _____________________________


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                                    EXHIBIT A


                               LIST OF SECURITIES


         TYPE               MATURITY DATE   PRINCIPAL AMOUNT  ISSUANCE DATE

  Convertible Note             12/31/04         $16,950         2/25/2003
  Convertible Note             12/31/04         $10,000         2/28/2003
  Convertible Note             12/31/04         $2,500          4/23/2003
  Convertible Note             12/31/04         $3,000          5/1/2003
  Convertible Note             12/31/04         $2,500          5/14/2003
  Convertible Note             12/31/04         $5,000          7/22/2003
  Convertible Note             12/31/04        $8,607.80        9/23/2003
  Convertible Note             12/31/04        $8,500.00        11/17/2003



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